                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 7, 1999

                         Saxon Asset Securities Company
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               (Exact name of registrant as specified in charter)

          Virginia                    34-0-20552               52-1785164
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                    Identification No.)

                    4880 Cox Road, Glen Allen, Virginia 23060
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               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (804) 967-7400
                                                           --------------
================================================================================

         (Former name or former address, if changed since last report.)
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Item 1.  Changes in Control of Registrant.  Not Applicable.
Item 2.  Acquisition or Disposition of Assets.  Not Applicable.
Item 3.  Bankruptcy or Receivership.  Not Applicable.
Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.
Item 5.  Other Events.

                  On April 30, 1999, the Registrant entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, NationsBanc Montgomery Securities LLC, Prudential Securities Incorporated and Chase Securities Inc. (the "Underwriters"), pursuant to which the Underwriters agreed to purchase and offer for sale to the public, the Registrant's Mortgage Loan Asset Backed Certificates, Series 1999-2, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class BF-1A, Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class BV-1A Certificates (collectively, the "Underwritten Certificates"). The Underwritten Certificates are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-59479), and are offered pursuant to a Prospectus dated September 21, 1998, and a Prospectus Supplement dated May 7, 1999, to be filed with the Securities and Exchange Commission pursuant to Registration No. 333-59479.

                  In connection with the offering of the Underwritten Certificates, the Underwriters have prepared and disseminated to potential purchasers certain "Computational Materials," as such term is defined in the No-Action response letter to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994). The Computational Materials furnished to certain prospective investors by the lead Underwriter, Merrill Lynch, Pierce, Fenner & Smith Incorporated, are filed herewith as Exhibit 99.1. In addition, NationsBanc Montgomery Securities LLC, Prudential Securities Incorporated and Chase Securities Inc., as co-underwriters, have furnished Computational Materials to certain prospective investors, which are substantially identical to the Computational Materials furnished by Merrill Lynch, Fenner & Smith Incorporated, other than the disclosure in each related co-underwriter's legend. Therefore, only each co-underwriter's legend has been filed herewith.

Item 6.  Resignations of Registrant's Directors.  Not Applicable.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. Not Applicable.
Item 8.  Change in Fiscal Year.  Not Applicable.

Exhibits
--------

99.1 Copy of "Computational Materials" as provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated.
99.2 Copy of Legend to "Computational Materials" as provided by NationsBanc Montgomery Securities LLC.
99.3 Copy of Legend to "Computational Materials" as provided by Prudential Securities Incorporated.
99.4 Copy of Legend to "Computational Materials" as provided by Chase Securities Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SAXON ASSET SECURITIES COMPANY


                                            By: /s/ Bradley D. Adams, VP
                                               --------------------------------
                                               Bradley D. Adams, Vice President

May 7, 1999
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                                INDEX TO EXHIBITS
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                                                                            Page
                                                                            ----

99.1 Copy of Computational Materials as provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated

99.2 Copy of Legend to Computational Materials as provided by NationsBanc Montgomery Securities LLC

99.3 Copy of Legend to Computational Materials as provided by Prudential Securities Incorporated

99.4  Copy of Legend to Computational Materials provided by Chase Securities
      Inc.